                                                                    EXHIBIT 99.4

                             THE QUIGLEY CORPORATION
    UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

The Quigley  Corporation (the "Company"),  through its wholly-owned  subsidiary,
Quigley  Manufacturing  Inc.  ("QMI")  purchased  certain  assets of JoEL,  Inc.
("JoEL")  for  approximately  $5.2  million on October 1, 2004,  which  includes payments of $4.2 million in cash, $3.0 million of the cash required was financed through a term loan, and the issuance of $1.0 million of the Company's stock, or
113,097 shares.

The acquisition of these assets, includes inventory, land, buildings,  machinery and  equipment of two  manufacturing  facilities  and the  assumption of accrued vacation wages of approximately $70,000 of the former employees of JoEL that are now employees of QMI.

JoEL is a FDA approved  contract  manufacturer  of lozenges and other candy food products and has been the exclusive  manufacturer of the Company's  Cold-Eeze(R)
lozenge since its launch in 1995. JoEL has also manufactured  private label hard candies, lozenges and throat drops for other prominent Over-the-Counter  product companies.

The  Company is engaged in the  development,  manufacturing,  and  marketing  of homeopathic and health products that are being offered to the general public and the research and development of potential  prescription products. The Company is
organized  into  four  business   segments  which  are  Cold  Remedy,   Contract
Manufacturing,   Health  and  Wellness,  and  Ethical  Pharmaceutical.  For  the
historical fiscal periods  presented,  the Company's revenues have come from the
Company's  Cold Remedy  business  segment and the Health and  Wellness  business segment.

The pro forma information set forth includes the condensed combined consolidated balance sheet as of September 30, 2004 and the condensed  combined  consolidated statements  of  operations  for the year  ended  December  31,  2003 and for the nine-months ended September 30, 2004 of the Company and JoEL, which includes the elimination of intercompany  transactions  and adjustments  necessary to reflect current fair values of the assets acquired,  loans and liabilities  assumed with their related effects in the incomes statements presented.

                             THE QUIGLEY CORPORATION
        UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2004

                                                                     Historical
                                                          ---------------------------------      Pro Forma                Pro Forma
                                   ASSETS                      TQC                 JoEl           Adjustments             Combined
                                                           ------------      --------------    ---------------       ------------------      ---------------------
CURRENT ASSETS:
  Cash and Cash equivalents                                $ 11,703,398      $     44,940      ($    44,940)     a
                                                                                                 (1,162,539)     b     $ 10,540,859
  Investments                                                                      39,997           (39,997)     a
  Accounts Receivable, net                                    3,968,166           584,546          (584,546)     a        3,968,166
  Inventory                                                   4,269,799           938,519
                                                                                                 (1,030,960)     d        4,177,358
  Prepaid expenses and current assets                           614,947            62,881           (62,881)     a
                                                                                                     39,868      b          654,815
                                                           ------------      ------------      ------------            ------------
      TOTAL CURRENT ASSETS                                   20,556,310         1,670,883        (2,885,995)             19,341,198
                                                           ------------      ------------      ------------            ------------

PROPERTY, PLANT AND EQUIPMENT - NET                           2,192,297         2,946,866        (2,946,866)     a
                                                                                                  4,360,829      b        6,553,126
                                                           ------------      ------------      ------------            ------------
OTHER ASSETS:
  Cash value of life insurance                                                  1,126,916        (1,126,916)     a
  Goodwill                                                       30,763                                                      30,763
  Other Assets                                                   62,813            62,157           (62,157)     a           62,813
                                                           ------------      ------------      ------------            ------------
      TOTAL OTHER ASSETS                                         93,576         1,189,073        (1,189,073)                 93,576
                                                           ------------      ------------      ------------            ------------
TOTAL ASSETS                                               $ 22,842,183      $  5,806,822      ($ 2,661,105)           $ 25,987,900
                                                           ============      ============      ============            ============

                    LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long term debt                        $         --      $     81,080      ($    81,080)     a     $        --
  Line of credit                                                     --           199,710          (199,710)     a              --
  Cash overdraft                                                     --           248,884          (248,884)     a              --
                                                                                                    428,571      c          428,571
  Notes payable, stockholders                                                     540,410          (540,410)     a
  Accounts payable                                              425,732           401,416          (401,416)     a          425,732
  Accrued royalties and sales commissions                     1,100,375                                                   1,100,375
  Accrued advertising                                           434,603                                                     434,603
  Other current liabilities                                   1,797,876            84,822           (14,822)     a
                                                                                                    172,708      b        2,040,584
                                                           ------------      ------------      ------------            ------------
      TOTAL CURRENT LIABILITIES                               3,758,586         1,556,322          (885,043)              4,429,865
                                                           ------------      ------------      ------------            ------------

Long term debt                                                                    424,512          (424,512)     a
                                                                                                  2,571,429      c        2,571,429
                                                           ------------      ------------      ------------            ------------
Commitments and Contingencies

TOTAL LIABILITIES                                             3,758,586         1,980,834         1,261,874               7,001,294
                                                           ------------      ------------      ------------            ------------

Minority Interest                                                59,676              --                --                    59,676
                                                           ------------      ------------      ------------            ------------

STOCKHOLDERS' EQUITY:
  Common stock                                                    8,084            10,000           (10,000)     a
                                                                                                         57      b            8,141
  Additions paid-in-capital                                  34,295,450             8,000            (8,000)     a
                                                                                                    895,393      b       35,190,843
  Retained earnings                                           9,908,546         3,779,542        (3,779,542)     a
                                                                                                   (992,441)     d        8,916,105
  Accumulated other comprehensive income                                           28,446           (28,446)     a
  Less : Treasury stock                                     (25,188,159)                                                (25,188,159)
                                                           ------------      ------------      ------------            ------------
      TOTAL STOCKHOLDERS' EQUITY                             19,023,921         3,825,988        (3,922,979)             18,926,930
                                                           ------------      ------------      ------------            ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 22,842,183      $  5,806,822      ($ 2,661,105)           $ 25,987,900
                                                           ============      ============      ============            ============

                             THE QUIGLEY CORPORATION
   UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

                                                     Historical
                                          ---------------------------------      Pro Forma         Pro Forma
                                              TQC                 JoEl           Adjustments       Combined
                                          ------------      --------------    --------------    ------------

Net Sales                                 $ 41,499,163      $  6,073,821      ($ 2,585,971) e   $ 44,987,013

Cost of Sales                               21,487,763         4,979,212        (3,172,141) f     23,294,834
                                          ------------      ------------      ------------      ------------

Gross Profit                                20,011,400         1,094,609           586,170        21,692,179
                                          ------------      ------------      ------------      ------------

Operating Expenses:
          Sales and marketing                6,166,318           167,467                           6,333,785
          Administration                     9,843,846         1,132,989            70,052  g     11,046,887
          Research and development           3,365,698                                             3,365,698
                                          ------------      ------------      ------------      ------------

Total Operating Expenses                    19,375,862         1,300,456            70,052        20,746,370
                                          ------------      ------------      ------------      ------------

Income (Loss) from Operations                  635,538          (205,847)          516,118           945,809
                                          ------------      ------------      ------------      ------------

Interest, net and Other Income                  93,385           (39,536)          (65,206) h        (11,357)
                                          ------------      ------------      ------------      ------------

Income from Continuing
  Operations before taxes                      728,923          (245,383)          450,912           934,452
                                          ------------      ------------      ------------      ------------

Income Taxes                                      --                --                --                --
                                          ------------      ------------      ------------      ------------

Income from Continuing
  Operations                              $    728,923      ($   245,383)     $    450,912      $    934,452
                                          ============      ============      ============      ============

Basic earning per common share:
  Income  from continuing operations             $0.06                                                 $0.08
                                         =============                                          ============
  Weighted average shares outstanding       11,467,087                                            11,580,184
                                         =============                                          ============

Diluted earning per common share:
  Income  from continuing operations             $0.05                                                 $0.06
                                         =============                                          ============
  Weighted average shares outstanding       14,910,246                                            15,023,343
                                         =============                                          ============

                             THE QUIGLEY CORPORATION
   UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                           Historical
                                               --------------------------------      Pro Forma         Pro Forma
                                                    TQC               JoEl          Adjustments        Combined
                                               --------------    --------------    --------------     -------------

Net Sales                                      $ 26,197,657      $  4,704,703      ($ 2,868,071)  e    $ 28,034,289

Cost of Sales                                    15,100,419         3,757,315        (2,593,038)  i      16,264,696
                                               ------------      ------------      -------------       ------------

Gross Profit                                     11,097,238           947,388          (275,033)         11,769,593
                                               ------------      ------------      -------------       ------------

Operating Expenses:
         Sales and marketing                      3,373,090            99,160                            3,472,250
         Administration                           7,118,849           943,680            58,637   j      8,121,166
         Research and development                 2,395,193                                              2,395,193
                                               ------------      ------------      -------------       -----------

Total Operating Expenses                         12,887,132         1,042,840            58,637         13,988,609
                                               ------------      ------------      -------------       ------------

Loss from Operations                             (1,789,894)          (95,452)         (333,670)        (2,219,016)
                                               ------------      ------------      -------------       ------------

Interest, net and Other Income                       66,073           (52,172)          (42,330)  k        (28,429)
Gain on dividend-in-kind                            207,090                                                207,090
                                               ------------      ------------      -------------       ------------
Total Other Income (Expense)                        273,163           (52,172)          (42,330)           178,661
                                               ------------      ------------      -------------       ------------

Loss from Continuing
  Operations before taxes                        (1,516,731)         (147,624)         (376,000)        (2,040,355)
                                               ------------      ------------      -------------       ------------

Income Taxes                                           --                --                --                --
                                               ------------      ------------      -------------       ------------

Loss from Continuing
  Operations                                    ($1,516,731)     ($   147,624)     ($   376,000)       ($2,040,355)
                                               ============      ============      =============       ============

Basic earning per common share:
  Income (loss) from continuing operations      ($     0.13)                                           ($     0.18)
                                              =============                                            ============
  Weighted average shares outstanding            11,511,858                                             11,624,955
                                              =============                                            ============

Diluted earning per common share:
  Income (loss) from continuing operations      ($     0.13)                                           ($     0.18)
                                              =============                                            ============
  Weighted average shares outstanding            11,511,858                                             11,624,955
                                              =============                                            ============

                             THE QUIGLEY CORPORATION
 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Condensed Combined Consolidated Financial Statements include the accounts of the Company and its wholly owned subsidiaries.

On October 1, 2004,  the  Company  acquired  substantially  all of the assets of
JoEL, Inc, including inventory, land, buildings,  machinery and equipment of two manufacturing facilities located in Lebanon and Elizabethtown,  Pennsylvania for approximately $5.2 million,  which includes payments of $4.2 million in cash and
$1.0 million of the Company's  common stock. The acquisition is accounted for by the purchase method of accounting and accordingly, the operating results will be included in the Company's  consolidated  financial  statements  from the date of acquisition.

The Company  funded the $4.2 million  cash  portion of the  purchase  price with proceeds  from a commercial  loan and through its current  working  capital.  To satisfy the common stock  component of the purchase  price,  the Company  issued
113,097 shares of its common stock to the stockholders of JoEL.  Pursuant to the
Agreement,  the  number of shares to be issued  was  determined  by the  average closing price of the Company's common stock for the period September 23, 2003 to
September  23,  2004.  The fair  value of $8.64  per  share  was  determined  by averaging  the closing price for four business days before and after the closing date of October 1, 2004.

The financing  portion  includes a loan obligation in the amount of $3.0 million payable to PNC Bank,  N.A. and is  collateralized  by mortgages on real property located in each of Lebanon, Pennsylvania and Elizabethtown, Pennsylvania and was
used to finance the  majority of the cash  portion of the  purchase  price.  The
Company can elect  interest  rate options of either the Prime Rate or LIBOR plus
200 basis points.  The loan is payable in  eighty-four  equal monthly  principal payments of $35,714 commencing  November 1, 2004, which such amounts payable are reflected in the pro forma balance sheet as current maturities of long term debt amounting to $428,571 and long term debt amounting to $2,571,429.

Accordingly,  the pro forma  information  and  corresponding  adjustments of the aforementioned  transaction  are  made  solely  for  the  purpose  of  providing unaudited pro forma condensed combined consolidated financial statements.

The Company  utilizes an asset and liability  approach for income  taxes,  which requires the  recognition of deferred tax assets and  liabilities for the future tax consequences of events that have been recognized in the Company's  financial statements or tax returns.  In estimating future tax  consequences,  the Company generally  considers all expected future events other than enactments of changes in the tax law or rates. Until sufficient taxable income to offset the temporary
timing   differences   attributable   to  operations   and  the  tax  deductions
attributable to option,  warrant and stock  activities are assured,  a valuation allowance equaling the total deferred tax asset is being provided.

2. PURCHASE PRICE

The purchase price  allocation for the net assets acquired was also adjusted for the fair market value of the Company's stock issued in the transaction. The fair market value of the stock was determined by averaging the closing price for four
business   days  before  and  after  the  closing   date  of  October  1,  2004.
Additionally, the purchase price allocation for the net assets acquired was also adjusted for $70,000 of vacation  liabilities  assumed,  which was calculated by multiplying  unused  earned hours at September 30, 2004 times the hourly rate of each former JoEL employee, and other capitalized transaction costs.

The following is the purchase price allocation for the asset purchase:

   The Company's issued 113,097 shares of its stock at $8.64 per share, net of
         registration costs of $81,709                                               $  895,449
    Cash paid to JoEL, Inc. for net assets acquired                                   4,100,000
   Transaction costs paid by the Company                                                195,380
                                                                                      ----------

    Total purchase price                                                             $5,190,829
                                                                                      ==========

    Fair value of assets acquired:                                               Allocated Excess      Unallocated Excess
                                                                                   Fair Value              Fair Value
                                                                                 ----------------      ------------------

    Inventory                                                                    $   900,000      *     $   900,000
    Land                                                                             386,588      *         528,000
    Building & improvements                                                      982,578      *       1,342,000
    Machinery and equipment                                                        2,933,089      *       4,006,000
    Furniture and fixtures                                                            58,574      *          80,000
                                                                              --------------             ----------
    Total fair value of assets acquired                                            5,260,829              6,856,000
    Vacation pay liability assumed of former JoEL employees                          (70,000)               (70,000)

    Excess of net fair value over purchase price*                                                        (1,595,171)
                                                                              --------------             ----------

Total net assets acquired                                                        $ 5,190,829            $ 5,190,829
                                                                              ==============            ===========

   * The sum of the assets acquired and liabilities assumed exceeded the cost of the acquired assets (excess over cost of excess).  This excess is allocated as a pro rata  reduction  of the  amounts  that  otherwise  would have been assigned to all of the long-lived acquired assets.

The Company uses a  combination  of  straight-line  and  accelerated  methods in computing  depreciation  for  financial  reporting  purposes.  The provision for depreciation  reflected  in the  pro  forma  statements  has  been  computed  in accordance  with the  following  ranges of estimated  asset lives:  building and improvements - twenty years; machinery and equipment - three to seven years; and
furniture and fixtures - seven years.

Depreciation  expense included in the pro forma Condensed Combined  Consolidated
Financial Statements for the year ended December 31, 2003 and for the nine-month period ended September 30, 2004 were $1,032,829 and $813,753, respectively.

3. PRO FORMA ADJUSTMENTS

Adjustments   are   included  in  the  column   under  the  heading  "Pro  Forma
Adjustments."

a.    To eliminate  historical  assets,  liabilities  and equity not included as part of acquisition.

b.    To reflect  the  allocated  cost of the net assets  acquired at their fair market  value  for  property,  equipment  and  inventory,  including  cash expended to JoEL and others for transaction  costs or liabilities  assumed or incurred and securities issued as payment for the assets purchased. The fair value of the  long-lived  assets were based upon values as determined
      by  accredited   independent   third   parties,   which  such  fair  value
      determinations  were  completed  by August  2004,  and were  updated as of
      October 1, 2004.

c.    To  reflect  the  incurrence  of a loan  obligation  in the amount of $3.0 million payable to PNC Bank, N.A., which is collateralized by mortgages on real property,  payable in eighty-four equal monthly principal payments of
      $35,714  commencing  November 1, 2004 and with  interest  rate  options of either the Prime Rate or LIBOR plus 200 basis points.  Amounts payable are reflected  in the  pro  forma  balance  sheet  as  current  maturities  of long-term  debt  amounting to $428,571  and  long-term  debt  amounting to
      $2,571,429.

d.    To eliminate intercompany profit in the Company's historical inventory.

e.    To eliminate intercompany sales.

f.    To eliminate  intercompany  items that are reductions for cost of products sold of $2,585,971  and the net change in profit in inventory of $675,115;
      and to  reflect  incremental  depreciation  costs  that are  increases  of
      $88,945.

g.    To reflect  incremental  depreciation  costs of $4,681 and adjust for life insurance items not acquired as part of the acquisition of $65,371.

h.    To eliminate  intercompany  miscellaneous income of $46,302 and to reflect incremental  interest  expense  costs  of  $18,904.  Additionally,  a  1/8 fluctuation in the interest rate would approximate $12,434.

i.    To eliminate  intercompany  items that are reductions for cost of products sold of  $2,868,071  and to reflect other items that are increases for the
      net  change  in  profit  in  inventory  of   $135,245;   and   incremental
      depreciation costs of $139,788.

j.    To reflect  incremental  depreciation  costs of $2,761 and adjust for life insurance items of $55,876.

k.    To reflect incremental interest expense costs of $42,330.  Additionally, a
      1/8 fluctuation in the interest rate would approximate $8,787.

EARNINGS PER SHARE

Basic earnings per share ("EPS")  excludes  dilution and is computed by dividing income  available to common  stockholders  by the  weighted - average  number of common  shares  outstanding  for the period.  Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were  exercised  or  converted  into common stock or resulted in the issuance of common  stock  that  shared in the  earnings  of the  entity.  Diluted  EPS also utilizes the treasury stock method,  which  prescribes a theoretical buy back of shares from the  theoretical  proceeds of all options and  warrants  outstanding during  the  period.  Since  there is a large  number of  options  and  warrants outstanding,  fluctuations  in the  actual  market  price can have a variety  of results for each period presented.

A  reconciliation  of the  applicable  pro  forma  changes  and  numerators  and denominators of the income statement periods presented is as follows  (millions, except earnings per share amounts):

                                                                           Year Ended                 Nine-Months Ended
                                                                       December 31, 2003             September 30, 2004

                                                                   ---------------------------------------------------------
                                                                     Income   Shares     EPS       Loss      Shares    EPS
                                                                   ---------------------------------------------------------

Basic EPS (historical)                                             $  0.7      11.5   $   0.06   ($  1.5)     11.5   ($0.13)

Pro forma adjustments, JoEL historical & 113,097 shares issued     .2        .1       0.02       (.5)       .1    (0.04)
                                                                   ---------------------------------------------------------
        Pro forma combined basic EPS                                  0.9      11.6       0.08      (2.0)     11.6    (0.17)
                                                                   ---------------------------------------------------------

Dilutives (historical):

Options and warrants                                                            3.4
                                                                   ---------------------------------------------------------
      Pro forma combined diluted EPS                               $  0.9      15.0   $   0.06   ($  2.0)     11.6   ($0.17)
                                                                   ==========================================================

Options and warrants  outstanding at December 31, 2003 and at September 30, 2004 were  4,601,000  and  3,827,500,  respectively,  but  were not  included  in the
September 30, 2004  computation of diluted earnings per share because the effect was anti-dilutive.